Exhibit 10.23d

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) is made as of July 2, 2009, by GREEN PLAINS ORD LLC, a Delaware limited liability company (“Debtor”), in favor of AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Agent (in such capacity, the “Secured Party”) for the benefit of itself and the Banks.

RECITALS

A.

Green Plains Central City LLC, a Delware limited liability company (“Obligor”), the Secured Party, and the Banks have entered into a Credit Agreement of even date herewith (as amended, restated or otherwise modified from time to time, collectively, the “Credit Agreement”) under which the Banks (as defined in the Credit Agreement) have severally agreed to make extensions of credit and other financial accommodations to the Obligor.

B.

It is a condition precedent to the obligations of the Banks to make their respective extensions of credit to the Obligor under the Credit Agreement that the Debtor shall have executed and delivered this Security Agreement to the Secured Party for the benefit of the Secured Party and the Banks.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and to induce the Secured Party and the Banks to enter into the Credit Agreement with the Obligor and to induce the Banks to make their respective extensions of credit to the Obligor thereunder, the Debtor, intending to be legally bound hereby, agrees with the Secured Party for the benefit of the Secured Party and the Banks as follows:

Section 1.

Definitions; Rules of Construction.

(a)

All capitalized terms used in this Security Agreement, unless otherwise defined herein, have the meanings assigned to them in the Credit Agreement or, if not otherwise defined in this Security Agreement or the Credit Agreement, have the meanings attributed to such terms in the Uniform Commercial Code as in effect in the State of Minnesota, as amended from time to time (the “UCC”).  The term “person” means any individual, corporation, business trust, association, limited liability company, partnership, joint venture, governmental authority, or other entity.  The terms “herein”, “hereof” and “hereunder” and similar words refer to this Security Agreement as a whole and not to any particular section, paragraph or subdivision.  The terms “include”, “including” and similar terms are to be construed as if followed by the phrase “without limitation”.

(b)

Wherever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.  The headings, captions or arrangements used in this Security Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, expand or modify the terms of this Security Agreement, nor affect the meaning hereof.  Unless otherwise expressly provided herein, references to agreements (including this Security Agreement) and other contractual instruments shall include all subsequent amendments, restatements and other modifications thereto, but only to the extent such amendments, restatements and other modifications are allowed by the Loan Documents.

Section 2.

Grant of Security Interest.  To secure the prompt and complete payment of, when due, whether at stated maturity, by acceleration or otherwise, and the prompt and complete performance of the Obligations, the Debtor grants to the Secured Party, for the benefit of itself and the Banks, a security interest (the “Security Interest”) in the following property (the “Collateral”):

All of the personal property of the Debtor, wherever located, and now owned or hereafter acquired, including:

All Accounts and other rights to payment whether or not earned by performance, and including payment for property or services sold, leased, rented, licensed or assigned; Goods; Farm Products; Fixtures; Chattel Paper; Inventory; Equipment;  Instruments; Investment Property; Documents; Deposit Accounts; Commodity Accounts; Commercial Tort Claims; Securities Accounts; Money; Letter-of-Credit Rights; General Intangibles; Payment Intangibles; Software; Supporting Obligations; and to the extent not included in the foregoing as original collateral, the Proceeds and Products of the foregoing.

All payments, rights to payment whether or not earned by performance, accounts, general intangibles and benefits, including payments in kind, deficiency payments, letters of entitlement, storage payments, emergency assistance, diversion payments, production flexibility contracts, contract reserve payments, ethanol incentive funds, bioenergy programs, under or from any preexisting, current or future federal or state government program and, to the extent not included in the foregoing as original collateral, the Proceeds and products of the foregoing.

All books and records pertaining to the foregoing.

Notwithstanding anything to the contrary in this Security Agreement, the term “Collateral” shall not include any lease, license, contract, property right or agreement (or any of its rights or interests thereunder) if and to the extent that the grant of the security interest shall, after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law, constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of the Borrower therein or (B) a breach or termination pursuant to the terms of, or a default under, any such lease license, contract, property rights or agreement.

Section 3.

Representations, Warranties, Covenants and Agreements.  The Debtor represents, warrants, covenants and agrees as follows:

(a)

As of the date hereof (i) the legal name of the Debtor is as set forth in the preamble of this Security Agreement, and (ii) the Debtor has not used any trade name, assumed name or other name except the Debtor’s name stated above.  The Debtor shall give the Secured Party prior written notice of any change in its name or if the Debtor uses any other name.

(b)

The Debtor is a limited liability company whose state of organization is Delaware.  The Debtor shall not change its state of organization without the prior written consent of the Secured Party.

(c)

The address of the Debtor’s chief executive office as of the date hereof is set forth beneath the Debtor’s signature line at the end of this Security Agreement.  The Debtor shall give the Secured Party prior written notice of any change in such address.  The Debtor has authority to execute and perform this Security Agreement.

(d)

The Debtor hereby authorizes the Secured Party to file all financing statements and amendments to financing statements describing the Collateral in any offices as the Secured Party, in its sole discretion, may determine.  The Debtor hereby further authorizes the Secured Party to file a financing statement describing any agricultural liens or other statutory liens held by the Secured Party in any offices as the Secured Party, in its sole discretion, may determine.

(e)

The Debtor is the owner of the Collateral, will be the owner of the Collateral hereafter acquired, or has sufficient rights in the Collateral for the Security Interest to attach thereto, free of all liens other than the Security Interest granted hereby and any other Security Interest granted to the Secured Party.  The Debtor shall not permit any lien to attach to any Collateral without the prior written consent of the Secured Party.  The Debtor shall defend the Collateral against the claims and demands of all persons other than the Secured Party, and shall promptly pay all taxes, assessments and other government charges upon or against the Debtor, any Collateral and the Security Interest.  To the knowledge of the Debtor, no financing statement covering any Collateral other than precautionary filings not related to the aforementioned permitted liens is on file in any public office on the date hereof.

(f)

Except as otherwise agreed to in writing between the Secured Party and the Debtor, the Debtor shall not sell or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party.  For purposes of this Security Agreement, a transfer in partial or total satisfaction of a debt, obligation or liability shall not constitute a sale or lease in the ordinary course of business.

(g)

For each Deposit Account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (a) cause the depositary bank to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the Deposit Account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such Deposit Account.  The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or would result therefrom.  The provisions of this paragraph shall not apply to (i) any Deposit Account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) a Deposit Account for which the Secured Party is the depositary bank and is in automatic Control, (iii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor’s salaried employees, and (iv) Deposit Accounts maintained for the purpose of making routine, de minimis payments for which the average daily balance in the aggregate for all such accounts is not in excess of $50,000.00.  The Debtor shall not grant any other person a security interest, lien or other encumbrance in any such Deposit Accounts.

(h)

The Debtor shall execute and deliver to the Secured Party all documents reasonably required by the Secured Party under any federal or state assignment of claims or similar act to provide for the right of the Secured Party to receive payment of amounts owed under federal and state government program payments if an Event of Default has occurred and is continuing.

(i)

All tangible Collateral shall be located at the Debtor’s address set forth beneath the Debtor’s signature line at the end of this Security Agreement.  No such Collateral shall be located at any other address without the prior written consent of the Secured Party.  At the request of the Secured Party, the Debtor shall provide the Secured Party with the location of all Farm Products, machinery and Equipment on a quarterly basis so long as the Obligations remained unpaid.  Notwithstanding the foregoing, Collateral may be located away from the Debtor’s location for shipping purposes in the ordinary course of business.

(j)

The Debtor shall:  (i) keep all tangible Collateral in good condition and repair, normal wear and tear and depreciation excepted; (ii) from time to time replace any worn, broken or defective parts thereof if necessary for the Debtor’s operations; (iii) not permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law; (iv) keep all tangible Collateral insured in such amounts, against such risks and with such companies as required by Secured Party, with loss payable clauses in favor of the Secured Party to the extent of its interest in form reasonably acceptable to the Secured Party (including a provision, reasonably satisfactory to the Secured Party for prior written notice to the Secured Party of any cancellation of such insurance), and, at the request of Secured Party, deliver polices or certificates of such insurance to the Secured Party; (v) at the Debtor’s chief executive office, keep accurate and complete records pertaining to the Collateral and, the Debtor’s financial condition, business and property, and allow the Secured Party to examine and copy the same.

(k)

The Debtor shall use commercially reasonable efforts to cooperate with the Secured Party in obtaining Control with respect to Collateral consisting of Investment Property with a value in excess of $100,000.00 individually, or $250,000.00 in the aggregate, Letter-Of-Credit Rights in any case with a face amount in excess of $100,000.00, and Electronic Chattel Paper with a value in excess of $100,000.00 individually, or $250,000.00 in the aggregate.

(l)

To the extent that the Debtor maintains Commodity Accounts and Securities Accounts, the Debtor agrees to execute and deliver to Secured Party, in a form reasonably acceptable to Secured Party, a commodity account control agreement or securities account control agreement, respectively, for each commodity account and each securities account in which Secured Party has a security interest, provided, that Debtor shall not be required to execute or deliver any such control agreements with respect to commodities accounts or security accounts with assets credited thereto that are not in excess of $50,000.00.  Debtor agrees to take all actions and deliver all documents Secured Party may reasonably request or require to perfect its lien in such accounts of the Debtor.

(m)

If Debtor, to its knowledge, shall at any time hold or acquire a Commercial Tort Claim, Debtor shall promptly notify Secured Party in a writing signed by Debtor of the brief details thereof and shall, upon the request of the Secured Party, execute such documents as the Secured Party may reasonably require to grant to Secured Party a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Secured Party; provided that Debtor shall not be obligated to provide notice to Secured Party of any Commercial Tort Claim regarding which the Debtor has, in good faith, determined the potential damages to be less than $250,000.00.

(n)

In the Secured Party’s discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums.  The Debtor agrees to reimburse the Secured Party on demand for all reasonable costs and expenditures so made.  The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any default or Event of Default.

(o)

Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder, to the extent the counterparty to such contract may enforce such obligations and liabilities under such contracts and agreements under applicable law.  The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.  The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

(p)

The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party and the Banks shall be severally accountable only for the respective amounts that they actually receive as a result of the exercise of such powers, and neither the Secured Party nor the Banks nor any of their respective officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the gross negligence or willful misconduct of the Secured Party, the Bank’s or any of their respective officers, directors, employees or agents.

Section 4.

Collection Rights.  At any time after an Event of Default has occurred and is continuing, the Secured Party may, and at the request of the Secured Party the Debtor shall, promptly notify any Account Debtor or obligor of any Account, Instrument, Chattel Paper, Payment Intangible, other right to payment, General Intangible or Commercial Tort Claim constituting Collateral that the same has been assigned to the Secured Party and shall direct such Account Debtor or obligor to make all future payments to the Secured Party.  At any time after an Event of Default has occurred and is continuing, the Secured Party may notify any governmental agency or unit of government which is obligated to the Debtor under any federal or state governmental program that the same has been assigned to the Secured Party, and direct such governmental agency or unit of government to make all future payments to the Secured Party.  In connection with any such notice, the Secured Party is authorized to forward to such government agency or unit of government any and all instruments of assignment or notices of assignment required by such government agency or unit of government previously executed and delivered to the Secured Party by the Debtor.

Section 5.

Limited Power of Attorney.  If the Debtor at any time fails to perform or observe any agreement herein and while such failure is continuing, the Secured Party, in the name and on behalf of the Debtor or, at its option, in its own name, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure.  The Debtor irrevocably authorizes the Secured Party and grants the Secured Party a limited power of attorney in the name and on behalf of the Debtor or, at its option, in its own name, during the continuance of any Event of Default, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver, and file any and all insurance applications, remittances, instruments, documents, chattel paper, and other writings, to grant an extension to, compromise, settle, waive, notify, amend, adjust, change, and release any obligation of any Account Debtor, obligor, insurer, or other person pertaining to any Collateral (including Commercial Tort Claims).  All of the Secured Party’s reasonable and documented advances, charges, costs, and expenses, including without limitation reasonable attorneys’ fees, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Debtor to the Secured Party on demand.

Section 6.

Remedies.  Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies:  (a) exercise all remedies available under the Credit Agreement; (b) require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (c) exercise and enforce any and all rights and remedies available upon default under the Credit Agreement, this Security Agreement, the UCC, and any other applicable agreements and laws.  If notice to the Debtor of any intended disposition of Collateral or other action is required, such notice shall be deemed reasonably and properly given if given at least ten (10) days prior to the action described in such notice.  The Debtor hereby irrevocably submits and consents to the jurisdiction of any Minnesota State court sitting in Blue Earth County, Minnesota, or Federal court sitting in Minneapolis, Minnesota, in any controversy, action or proceeding arising out of or relating to this Security Agreement, the Collateral, the Security Interest, the Obligations and any Instrument, agreement or document related hereto or thereto, and the Debtor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court.  The Debtor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Nothing in this Security Agreement shall affect the right of the Secured Party to bring any action or proceeding against the Debtor or its property in the courts of any other jurisdiction to the extent permitted by law.

Section 7.

Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it shall not be deemed commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral.  The Debtor acknowledges that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the UCC or other applicable law in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 7.  Without limitation upon the foregoing, nothing contained in this Section 7 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.

Section 8.

Marshalling.  The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling or separate sale of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

Section 9.

Miscellaneous.  Each Bank agrees that all rights and remedies hereunder shall be exercised by the Agent, or any successor Agent, for the benefit of itself and the Banks in accordance with the terms of this Security Agreement.  This Security Agreement cannot be waived, modified, amended, abridged, supplemented, terminated, or discharged, and the Security Interest cannot be released or terminated, except by a writing duly executed by the Secured Party and the Debtor.  A waiver shall be effective only in the specific instance and for the specific purpose given.  No delay or failure to act shall preclude the exercise or enforcement of any of the Secured Party’s rights or remedies.  All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently, or successively at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other.  This Security Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Secured Party and the Banks and shall bind all persons and parties who become bound as a debtor to this Security Agreement.  If any provision or application of this Security Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Security Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.  All representations and warranties contained in this Security Agreement shall survive the execution, delivery, and performance of this Security Agreement and the creation, payment, and performance of the Obligations.

Section 10.

Execution in Counterparts.  This Security Agreement may be executed in any number of counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 11.

Release.  (a) Upon the sale, lease, transfer or other disposition at any time of Collateral by the Debtor in accordance with the terms hereof (i) the security interest created hereby in such Collateral shall automatically terminate, and (ii) the Secured Party, at the request and sole expense of the Debtor, shall promptly execute and deliver to the Debtor all releases or other documents, and take such other actions as are reasonably necessary to evidence such release of the security interest in such Collateral.

(b)  Upon the payment in full of the Obligations and there being no remaining obligation of the Secured Party and Banks to extend credit or make Advances to the Obligor under the Credit Agreement or the other Loan Documents, the security interest granted by this Security Agreement shall terminate and all rights in the Collateral shall revert to the Debtor.   Upon such termination, the Secured Party, at the request and sole expense of the Debtor, shall promptly execute and deliver to the Debtor all releases or other documents, and take such other actions as are reasonably necessary to evidence such release of the security interest in the Collateral.  Notwithstanding the foregoing, if at any time any payment, in whole or in part, with respect to the Debtor’s obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, or is declared to be “voidable” or “avoidable” under state or federal law, then the security interest granted by this Security Agreement shall be automatically revived, reinstated and restored and shall be in full force and effect as though such payment had never been made.

Section 12.

Multiple Parties.  If this Security Agreement is signed by more than one person as Debtor, the term “Debtor” refers to each of them separately and to all of them jointly and all are severally and jointly bound with the others, and all property described in Section 2 of this Security Agreement will be included as Collateral whether it is owned jointly by all Debtors or is owned in whole or in part by any one or more of them.

Section 13.

Governing Law.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF).

Section 14. Waiver of Jury Trial.  EACH OF THE DEBTOR, THE SECURED PARTY AND THE BANKS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

SIGNATURE PAGE

TO

SECURITY AGREEMENT

EXECUTED BY

GREEN PLAINS ORD LLC

DATED: July 2, 2009

THE DEBTOR REPRESENTS, CERTIFIES, WARRANTS, AND AGREES THAT THE DEBTOR HAS READ ALL OF THIS SECURITY AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS SECURITY AGREEMENT.

IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the day and year first above written.

DEBTOR:

GREEN PLAINS ORD LLC,

a Delaware limited liability company

_______________________________________

Address: 1545 M. Street

Ord, NE  68862

Telephone: